UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2013

NORSTRA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-181042	27-0833279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Exchange Blvd., South Lake, TX		76092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 474-8077

414 Manor Road, Laredo, Texas  78041
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Our company commissioned and was provided with a reserve estimate report on our South Sun River Bakken Prospect located in Lewis and Clark County, Montana. The reserve estimate report is hereby being furnished to the Securities Exchange Commission as Exhibit 99.1 to this current report on Form 8-K to satisfy our company's "public disclosure" obligations under Regulation FD of the Securities Exchange Commission.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the reserve estimate report is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this current report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits

99.1 South Sun River Bakken Prospect Reserve Estimate Report

99.2 News release dated June 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORSTRA ENERGY, INC.

/s/ Glen Landry
Glen Landry
President and Director
Date:  June 3, 2013